UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		March 4, 2013
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Item 5.02 of Form 8-K requires disclosure of the effective date for the appointment of a principal operating officer, which was inadvertently omitted in the Current Report on Form 8-K of Pacific Premier Bancorp, Inc. The effective date for the appointment has been provided in this Form 8-K/A. No other changes to the initial filing were made.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 4, 2013, Pacific Premier Bancorp, Inc. (the “Company”) issued a press release announcing the promotion of Edward Wilcox from Executive Vice President and Chief Banking Officer to Executive Vice President and Chief Operating Officer, effective as of March 4, 2013. Mr. Wilcox’s promotion to Chief Operating Officer will expand his oversight to all of the day-to-day operations of Pacific Premier Bank, a wholly-owned subsidiary of the Company (the “Bank”).

Mr. Wilcox, age 46, was hired in August 2003 as the Senior Vice President and Chief Credit Officer of the Bank. In September 2004, Mr. Wilcox was promoted to Executive Vice President and was responsible for overseeing loan and deposit production. In the fourth quarter of 2005, Mr. Wilcox was promoted to Chief Banking Officer and assumed responsibility of the branch network. Prior to joining the Bank, Mr. Wilcox served as Loan Production Manager at Hawthorne Savings for two years and as the Secondary Marketing Manager at First Fidelity Investment & Loan for five years. Mr. Wilcox has an additional nine years of experience in real estate banking including positions as Asset Manager, REO Manager and Real Estate Analyst at various financial institutions. Mr. Wilcox obtained his B.A. degree in Finance from New Mexico State University.

Mr. Wilcox’s compensatory arrangements with the Company will not be changed in connection with this promotion.

The press release is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

In addition to the promotion of Mr. Wilcox, the Company’s press release announced the following personnel changes to the Bank’s senior management team:

·	Mark Whalen has joined the Bank as Senior Vice President and Chief Lending Officer;
·	Tom Rice has been promoted from Senior Vice President and Chief Information Officer to Executive Vice President and Enterprise Risk Manager; and
·	Teresa Dawson has been promoted from First Vice President and Branch Operations Manager to Senior Vice President and Director of Branch Banking.

The press release is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number

99.1	Press release, dated March 4, 2013, announcing personnel changes to the senior management team of Pacific Premier Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	March 4, 2013	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit
Number

99.1	Press release, dated March 4, 2013, announcing personnel changes to the senior management team of Pacific Premier Bancorp, Inc.